UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/10

Item 1.  Reports to Stockholders.

FRANKLIN

GLOBAL REAL ESTATE FUND

	Contents
Shareholder Letter	1	Annual Report		Financial Highlights and		Tax Designation	35
		Franklin Global		Statement of Investments	13	Board Members and Officers	36
		Real Estate Fund	3	Financial Statements	19	Shareholder Information	41
		Performance Summary	7	Notes to Financial Statements	23
		Your Fund’s Expenses	11	Report of Independent
				Registered Public
				Accounting Firm	34

Annual Report

Franklin Global Real Estate Fund

Portfolio Breakdown
Based on Total Net Assets as of 7/31/10

Retail REITs
28.9%
Office REITs
17.5%
Specialized REITs
15.4%
Diversified REITs
14.6%
Residential REITs
11.1%
Industrial REITs
6.0%
Diversified Real Estate Activities
2.4%
Hotels, Resorts & Cruise Lines
0.6%
Short-Term Investments & Other Net Assets
3.5%

During the 12 months under review, most global REITs continued to generate positive performance, as measured by the unhedged S&P Global REIT Index. The best performing real estate market was Germany, with a +54.27% total return, followed by the U.S. (+53.90%), Canada (+50.07%) and Singapore (+44.14%).[3] The only markets that had negative returns were Greece (-22.30%) and Italy (-8.05%).[3]

Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the

3. Source: © 2010 Morningstar. See footnote 2 for a description of the S&P Global REIT Index. Local property returns are from country subindexes of the index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index and an index is not representative of the Fund's portfolio.

4 | Annual Report

belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use forward currency exchange contracts from time to time to help manage currency risk and the Fund's exposure to various currencies.

Geographic Breakdown
Based on Total Net Assets as of 7/31/10

U.S.
55.2%
Australia
11.6%
Japan
7.9%
France
5.7%
U.K.
5.6%
Hong Kong
2.9%
Canada
2.7%
Singapore
2.4%
Netherlands
2.4%
New Zealand
0.1%
Short-Term Investments & Other Net Assets
3.5%

Manager's Discussion

During the 12 months under review, significant contributors to Fund performance relative to the unhedged S&P Global REIT Index included overweighted positions in U.S. companies UDR, Boston Properties and Ventas. Apartment REIT UDR's share price rose over the period as leasing activity at the company's apartments benefited from the economic recovery. UDR, like most other apartment REITs, was able to raise rents in 2010 more quickly than previously anticipated. Apartment tenants typically sign shorter leases than commercial and industrial tenants. As a result, revenue changes for apartments are more sensitive to short-term changes in market conditions, including local employment levels, than REITs in other property categories. Amid signs of an improving U.S. economy, shares of office property REIT Boston Properties benefited from high occupancy rates at its commercial office buildings, located primarily in New York, Boston, San Francisco and Washington, DC. Health care REITs were some of the best performers during the reporting period, and we believe investors perceived the sector as a relatively safe haven from market volatility. Our position in Ventas advanced after the company announced strong first-quarter results late in April.

Major detractors from relative performance included The Link REIT, Helical Bar and Westfield Group. Shares of The Link REIT, a Hong Kong-based retail REIT, and Australian retail REIT Westfield Group climbed on an absolute basis, but weighed on relative returns due to underperformance relative to the unhedged benchmark index. The share price of non-index component Helical Bar, a U.K.-based diversified REIT that we initiated during the Fund's fiscal year, fell in value and detracted from relative results. Investors sold this stock amid concerns the European sovereign debt crisis and restrictive Chinese government policy would lead to a global economic slowdown, and we sold our position by period-end.

Annual Report | 5

Top 10 Holdings
7/31/10

Company	% of Total
Sector/Industry, Country	Net Assets
Simon Property Group Inc.	5.5%
Retail REITs, U.S.
Unibail-Rodamco SE	4.5%
Retail REITs, France
Westfield Group, ord. & 144A	4.1%
Retail REITs, Australia
Boston Properties Inc.	3.8%
Office REITs, U.S.
Equity Residential	3.5%
Residential REITs, U.S.
Host Hotels & Resorts Inc.	3.3%
Specialized REITs, U.S.
Vornado Realty Trust	3.0%
Diversified REITs, U.S.
Ventas Inc.	2.9%
Specialized REITs, U.S.
Public Storage	2.7%
Specialized REITs, U.S.
Stockland, ord. & 144A	2.5%
Diversified REITs, Australia

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Global Real Estate Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 7/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FAGRX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	1.33	$6.40	$5.07
Distributions (8/1/09–7/31/10)
Dividend Income	$0.2370
Class C (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	1.32	$6.35	$5.03
Distributions (8/1/09–7/31/10)
Dividend Income	$0.1992
Advisor Class (Symbol: FVGRX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	1.34	$6.42	$5.08
Distributions (8/1/09–7/31/10)
Dividend Income	$0.2528

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

					Commencement
					of Operations
Class A			1-Year	3-Year	(6/16/06)
Cumulative Total Return[2]		+	31.43%	-30.74%	-22.15%
Average Annual Total Return[3]		+	23.85%	-13.25%	-7.23%
Value of $10,000 Investment[4]			$12,385	$6,529	$7,337
Avg. Ann. Total Return (6/30/10)[5]		+	21.88%	-17.90%	-9.50%
Total Annual Operating Expenses[6]
Without Waiver	1.75%
With Waiver	1.35%
					Commencement
					of Operations
Class C			1-Year	3-Year	(6/16/06)
Cumulative Total Return[2]		+	30.62%	-32.21%	-24.35%
Average Annual Total Return[3]		+	29.62%	-12.15%	-6.54%
Value of $10,000 Investment[4]			$12,962	$6,779	$7,565
Avg. Ann. Total Return (6/30/10)[5]		+	27.56%	-16.87%	-8.79%
Total Annual Operating Expenses[6]
Without Waiver	2.44%
With Waiver	2.04%
					Commencement
					of Operations
Advisor Class			1-Year	3-Year	(6/16/06)
Cumulative Total Return[2]		+	31.92%	-30.08%	-21.11%
Average Annual Total Return[3]		+	31.92%	-11.24%	-5.59%
Value of $10,000 Investment[4]			$13,192	$6,992	$7,889
Avg. Ann. Total Return (6/30/10)[5]		+	29.70%	-16.03%	-7.89%
Total Annual Operating Expenses[6]
Without Waiver	1.45%
With Waiver	1.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of invest-ment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees) for each class of the Fund do not exceed 1.05% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnifi-cation, reorganizations and liquidations) until 11/30/10.

8 | Annual Report

Performance Summary *(continued)*

Class A (6/16/06–7/31/10)

$15,000
$10,000
$5,000
$0
6/06
7/07
7/08
7/09
7/10
$8,927
$8,630
$7,337
Franklin Global Real Estate Fund
S&P Global REIT Index (Hedged)[7]
S&P Global REIT Index (Unhedged)[7]

Average Annual Total Return

Class A	7/31/10
1-Year	+23.85%
3-Year	-13.25%
Commencement of Operations (6/16/06)	-7.23%

Class C (6/16/06–7/31/10)

$15,000
$10,000
$5,000
$0
6/06
7/07
7/08
7/09
7/10
$8,927
$8,630
$7,565
Franklin Global Real Estate Fund
S&P Global REIT Index (Hedged)[7]
S&P Global REIT Index (Unhedged)[7]

Average Annual Total Return

Class C	7/31/10
1-Year	+29.62%
3-Year	-12.15%
Commencement of Operations (6/16/06)	-6.54%

Annual Report | 9

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	7/31/10
1-Year	+31.92%
3-Year	-11.24%
Commencement of Operations (6/16/06)	-5.59%

Advisor Class (6/16/06–7/31/10)

$15,000
$10,000
$5,000
$0
6/06
7/07
7/08
7/09
7/10
$8,927
$8,630
$7,889
Franklin Global Real Estate Fund
S&P Global REIT Index (Hedged)[7]
S&P Global REIT Index (Unhedged)[7]

Endnotes

Investing in a nondiversified global fund involves the risk of greater price fluctuation than a more diversified portfolio. Also, the Fund concentrates in real estate securities which involves special risks, such as declines in the value of real estate as well as increased susceptibility to adverse economic, political or regulatory developments affecting the industry. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund's prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2010 Morningstar. The S&P Global REIT Index is designed to measure performance of the investable universe of publicly traded real estate investment trusts. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

10 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

Statement of Investments, July 31, 2010

Franklin Global Real Estate Fund	Country	Shares	Value
Common Stocks 96.5%			
Diversified Real Estate Activities 2.4%			
Mitsubishi Estate Co. Ltd.	Japan	9,000	$ 126,831
Mitsui Fudosan Co. Ltd.	Japan	24,000	355,432
Sun Hung Kai Properties Ltd.	Hong Kong	62,000	909,141
			1,391,404
Diversified REITs 14.6%			
British Land Co. PLC	United Kingdom	60,233	436,630
Canadian REIT	Canada	12,400	366,576
[a]Charter Hall Group	Australia	368,098	199,756
GPT Group	Australia	164,571	425,700
H&R REIT	Canada	14,000	247,944
ICADE	France	1,820	173,061
Kenedix Realty Investment Corp.	Japan	74	242,985
Kiwi Income Property Trust	New Zealand	79,334	54,686
Land Securities Group PLC	United Kingdom	89,867	864,366
Liberty Property Trust	United States	14,200	450,140
Mirvac Group	Australia	572,778	686,415
[b]Mirvac Group, 144A	Australia	52,647	63,092
Shaftesbury PLC	United Kingdom	20,600	129,387
Stockland	Australia	363,805	1,247,075
[b]Stockland, 144A	Australia	64,444	220,905
Tokyu REIT Inc.	Japan	30	165,741
United Urban Investment Corp.	Japan	64	425,038
Vornado Realty Trust	United States	21,001	1,738,463
Wereldhave NV	Netherlands	5,480	451,308
			8,589,268
Hotels, Resorts & Cruise Lines 0.6%			
Starwood Hotels & Resorts Worldwide Inc.	United States	7,590	367,736
Industrial REITs 6.0%			
AMB Property Corp.	United States	21,400	534,144
Ascendas REIT	Singapore	160,000	249,430
DuPont Fabros Technology Inc.	United States	21,000	530,040
Goodman Group	Australia	1,593,477	886,350
Japan Logistics Fund Inc.	Japan	27	221,486
Mapletree Logistics Trust	Singapore	210,000	135,892
ProLogis	United States	48,900	531,054
Segro PLC	United Kingdom	101,400	445,644
			3,534,040
Office REITs 17.5%			
Alexandria Real Estate Equities Inc.	United States	11,800	832,490
BioMed Realty Trust Inc.	United States	4,500	81,180
Boston Properties Inc.	United States	27,000	2,211,300
CapitaCommercial Trust	Singapore	282,000	273,726
Champion REIT	Hong Kong	223,713	109,156
Commonwealth Property Office Fund	Australia	356,043	297,871
Corporate Office Properties Trust	United States	11,600	435,000
DA Office Investment Corp.	Japan	96	236,584

16 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010 *(continued)*

Franklin Global Real Estate Fund	Country	Shares	Value
Common Stocks (continued)			
Office REITs (continued)			
Derwent London PLC	United Kingdom	8,260	$ 173,798
Digital Realty Trust Inc.	United States	12,900	815,538
Douglas Emmett Inc.	United States	15,500	245,055
Government Properties Income Trust	United States	9,900	275,121
Great Portland Estates PLC	United Kingdom	89,945	425,784
Highwoods Properties Inc.	United States	8,800	275,528
ING Office Fund	Australia	503,260	275,380
Japan Real Estate Investment Co.	Japan	95	840,854
Kilroy Realty Corp.	United States	8,700	292,146
Nippon Building Fund Inc.	Japan	92	783,432
Nippon Commercial Investment Corp.	Japan	63	69,101
ORIX JREIT Inc.	Japan	70	342,994
Silic	France	2,200	247,244
SL Green Realty Corp.	United States	12,500	753,000
			10,292,282
Residential REITs 11.1%			
Apartment Investment & Management Co., A	United States	18,600	399,342
AvalonBay Communities Inc.	United States	7,884	828,530
Boardwalk REIT	Canada	14,300	575,813
BRE Properties Inc.	United States	4,000	166,000
Camden Property Trust	United States	13,400	609,968
Equity Lifestyle Properties Inc.	United States	10,300	545,179
Equity Residential	United States	44,600	2,044,910
Essex Property Trust Inc.	United States	3,600	378,396
Nippon Accommodations Fund Inc.	Japan	44	243,596
UDR Inc.	United States	34,647	731,398
			6,523,132
Retail REITs 28.9%			
[b]CapitaMalls Asia Ltd., 144A	Singapore	88,000	137,834
Cedar Shopping Centers Inc.	United States	30,300	187,860
CFS Retail Property Trust	Australia	88,463	150,419
Corio NV	Netherlands	11,925	699,694
Developers Diversified Realty Corp.	United States	58,404	662,885
Eurocommercial Properties NV	Netherlands	6,100	230,435
Federal Realty Investment Trust	United States	7,300	570,787
Frontier Real Estate Investment Corp.	Japan	40	288,326
Glimcher Realty Trust	United States	27,300	181,545
Hammerson PLC	United Kingdom	99,504	606,396
Japan Retail Fund Investment Corp.	Japan	244	314,210
Kimco Realty Corp.	United States	40,400	608,828
Klepierre	France	9,570	305,391
The Link REIT	Hong Kong	270,500	701,711
The Macerich Co.	United States	11,179	463,370
[a]Metric Property Investments PLC	United Kingdom	12,893	20,736
[a,b]Metric Property Investments PLC, 144A	United Kingdom	105,769	170,106
National Retail Properties Inc.	United States	22,500	520,200
Realty Income Corp.	United States	13,300	426,797

Annual Report | 17

See Abbreviations on page 33.

aNon-income producing.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Financial Statements *(continued)*

Statement of Operations

for the year ended July 31, 2010

	Franklin Global Real Estate Fund
Investment income:	
Dividends (net of foreign taxes of $89,651)	$ 1,937,388
Interest	2,598
Total investment income	1,939,986
Expenses:	
Management fees (Note 3a)	397,591
Administrative fees (Note 3b)	99,398
Distribution fees: (Note 3c)	
Class A	74,018
Class C	60,441
Transfer agent fees (Note 3e)	103,478
Special servicing agreement fees (Note 8)	3,976
Custodian fees (Note 4)	6,621
Reports to shareholders	41,544
Registration and filing fees	50,739
Professional fees	44,028
Trustees' fees and expenses	1,635
Other	21,452
Total expenses	904,921
Expense reductions (Note 4)	(21)
Expenses waived/paid by affiliates (Note 3f)	(248,477)
Net expenses	656,423
Net investment income	1,283,563
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	(3,415,383)
Realized gain distributions from REITs	204,548
Foreign currency transactions	(942,439)
Net realized gain (loss)	(4,153,274)
Net change in unrealized appreciation (depreciation) on:	
Investments	16,071,504
Translation of other assets and liabilities denominated in foreign currencies	866,214
Net change in unrealized appreciation (depreciation)	16,937,718
Net realized and unrealized gain (loss)	12,784,444
Net increase (decrease) in net assets resulting from operations	$14,068,007

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Notes to Financial Statements

Franklin Global Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 23

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by Fund’s Board of Trustees.

The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies on the Statement of Operations.

24 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 7 regarding other derivative information.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of July 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Annual Report | 25

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

1. Organization and Significant Accounting Policies *(continued)*

e. Security Transactions, Investment Income, Expenses and Distributions

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

g. Redemption Fees

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

26 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 27

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.

28 | Annual Report

Franklin Global Trust

Notes to Financial Statements *(continued)*

Franklin Global Real Estate Fund

5. Income Taxes

Capital loss carryforwards expiring in:	
2016	$ 2,797,386
2017	22,811,914
2018	35,652,360
	$61,261,660

	2010	2009
Distributions paid from:		
Ordinary income	$1,751,515	$4,761,013

At July 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$55,569,141
Unrealized appreciation	$ 7,144,377
Unrealized depreciation	(4,053,339)
Net unrealized appreciation (depreciation)	$ 3,091,038
Distributable earnings – undistributed ordinary income	$ 842,896

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2010, aggregated $51,295,735 and $58,812,291, respectively.

30 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

7. OTHER DERIVATIVE INFORMATION

For the year ended July 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

8. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of the fund. For the year ended July 31, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At July 31, 2010, the Fund was no longer held by any of the Allocator Funds.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Annual Report | 31

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2010, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

32 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Fund

10. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

REIT - Real Estate Investment Trust

Annual Report | 33

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

Franklin Global Real Estate Fund

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2010

34 | Annual Report

Franklin Global Trust

Tax Designation (unaudited)

Franklin Global Real Estate Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $467,153 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 35

Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

36 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2000	130	None

Principal Occupation During Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	87	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

38 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

40 | Annual Report

Franklin Global Trust

Shareholder Information

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust including Franklin Global Real Estate Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Annual Report | 41

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the

42 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Fund has been in operation for only three full years at the date of the Lipper report, which showed the total return of the Fund’s Class A shares to be in the lowest quintile of such performance universe in 2009, the highest quintile of such performance universe in 2008 and the second-lowest quintile of such universe in 2007. While noting that the Fund’s brief period of existence limited the meaningfulness of such performance record, the Board discussed with management steps being taken to improve its performance including appointment of an additional portfolio manager. The Board was satisfied with management’s response and efforts being made to improve performance and intends to continue monitoring the Fund’s performance results.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was above the median of its Lipper expense group, but the actual total expense ratio was in the lowest quintile of such expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention

Annual Report | 43

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Board Review of Investment Management Agreement (continued)

was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, based on its relatively small asset size on December 31, 2009.

44 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Global Real Estate Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 45

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Annual Report and Shareholder Letter

FRANKLIN GLOBAL REAL ESTATE FUND

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.
  A 09/10

FRANKLIN

LARGE CAP EQUITY FUND

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	15	Registered Public
		Franklin Large Cap
						Accounting Firm	35
		Equity Fund	3	Financial Statements	22
						Tax Designation	36
		Performance Summary	8	Notes to
				Financial Statements	26	Board Members and Officers	37
		Your Fund’s Expenses	13
						Shareholder Information	42

Annual Report

Franklin Large Cap Equity Fund

Your Fund’s Goal and Main Investments: Franklin Large Cap Equity Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000® Index, or of more than $5 billion, at the time of purchase.1 The Fund attempts to keep taxable capital gain distributions relatively low.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Large Cap Equity Fund covers the fiscal year ended July 31, 2010.

Performance Overview

Franklin Large Cap Equity Fund – Class A delivered a +7.47% cumulative total return for the 12 months ended July 31, 2010. The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a +13.84% total return during the same period.2 You can find other Fund performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

During the 12-month period ended July 31, 2010, the U.S. economy recovered unevenly from the depths of the recession, supported by a combination of fundamental improvement in business conditions and government intervention and stimulus. Economic activity as measured by gross domestic product (GDP) expanded at a 5.0% annualized rate in 2009’s fourth quarter. As the effects of temporary stimulus measures faded and construction and industrial production

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

2. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

Portfolio Breakdown
7/31/10
% of Total
Sector/Industry	Net Assets
Oil, Gas & Consumable Fuels	6.2%
Pharmaceuticals	6.2%
Aerospace & Defense	5.4%
Textiles, Apparel & Luxury Goods	5.1%
Beverages	4.6%
Computers & Peripherals	4.4%
Biotechnology	4.2%
Food Products	4.1%
IT Services	4.1%
Energy Equipment & Services	3.9%
Capital Markets	3.5%
Communications Equipment	3.4%
Electronic Equipment, Instruments
& Components	3.3%
Insurance	3.3%
Chemicals	2.9%
Software	2.9%
Other	23.0%
Short-Term Investments and
Other Net Assets	9.5%

cooled somewhat, GDP growth slowed to an annualized 3.7% pace in 2010’s first quarter and an estimated annualized 1.6% pace in the second quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a growing lack of job prospects for the unemployed also hindered consumer confidence and the economy’s advance. During much of the period, home prices rose in most regions due to record-low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. The housing sector overall remained weak, however, as foreclosures jumped to new highs, and the pace of home sales and housing starts failed to gain traction.

Amid signs of a demand-led recovery, crude oil prices rose from $69 per barrel at the end of July 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery during the spring, oil prices dipped to $66 in late May before recovering to $79 by the end of July 2010. With scant evidence of pricing pressure in the economy, the July 2010 inflation rate as gauged by the Consumer Price Index (CPI) was an annualized 1.2%.3 Core CPI, which excludes food and energy costs, hovered near a 44-year low by period-end, rising only 0.9% since July 2009.3

Given few inflationary concerns and an economic recovery the Federal Reserve Board (Fed) characterized as “unusually uncertain,” the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range “for an extended period.” As some economic data improved in early 2010, the Fed began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis. Despite a lack of significant job gains, the unemployment rate, which had jumped from 9.4% at the beginning of the period to a 26-year high of 10.1% by October 2009, dropped to 9.5% through June and July 2010 as the labor force participation rate fell.3

Investor confidence improved from depressed levels in response to strong corporate profits, renewed business activity and encouraging, though mixed, economic data, which helped equity markets rally for most of the year under review. However, the markets became quite volatile later in the period, partially stemming from concerns about many European countries’ creditworthiness and growing doubts about the U.S. and global economic recoveries. Many investors sought the relative safety of U.S. Treasury securities, even at times when the stock market was climbing. For the 12 months under review, the blue chip

3. Source: Bureau of Labor Statistics.

4 | Annual Report

stocks of the Dow Jones Industrial Average delivered a +17.28% total return, while the broader S&P 500 posted a +13.84% total return and the technology-heavy NASDAQ Composite Index produced a +14.99% return.4 All major industry groups advanced during the period, led by the industrials, consumer discretionary and financials sectors.

Investment Strategy

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund’s comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the level of dividends a company has paid. We employ a thematic approach to identify sectors that may benefit from longer term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate-or long-term outlook.

Manager’s Discussion

During the year under review, the Fund’s large-cap bias hurt performance as large-cap stocks significantly lagged their mid-cap and small-cap counterparts during the past year. The S&P 100 Index, which comprises the largest U.S. companies, returned +8.76%.5 The S&P 1000 Index, composed of mid- and small-cap companies, returned +21.68%.6 Clearly during the past year, as the equity markets rebounded from financial turmoil and subsequent recession, owning stocks in mid- and small-cap companies was generally more rewarding.

4. Source: © 2010 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks that are generally industry leaders. See footnote 2 for a description of the S&P 500. The NASDAQ Composite Index is a broad-based market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

5. Source: © 2010 Morningstar. The S&P 100 Index is market capitalization weighted and consists of the larger and more stable companies in the S&P 500. Securities included in the S&P 100 Index must have individual stock options available.

6. Source: © 2010 Morningstar. The S&P 1000 Index combines two leading indices — the S&P MidCap 400 and the S&P SmallCap 600 — to form an investable benchmark for the mid-small cap universe of the U.S. equity market.

Top 10 Equity Holdings
7/31/10

Company	% of Total
Sector/Industry	Net Assets
Exxon Mobil Corp.	2.9%
Oil, Gas & Consumable Fuels
Nestle SA (Switzerland)	2.6%
Food Products
JPMorgan Chase & Co.	2.3%
Diversified Financial Services
Wells Fargo & Co.	2.2%
Commercial Banks
General Electric Co.	2.2%
Industrial Conglomerates
Gilead Sciences Inc.	2.2%
Biotechnology
Apple Inc.	2.2%
Computers & Peripherals
NIKE Inc., B	2.2%
Textiles, Apparel & Luxury Goods
BorgWarner Inc.	2.2%
Auto Components
EMC Corp.	2.2%
Computers & Peripherals

Annual Report | 5

Geographic Breakdown
7/31/10
% of Total
Net Assets
U.S.	76.4%
U.K.	3.7%
Switzerland	3.6%
Hong Kong	1.8%
South Korea	1.7%
Israel	1.4%
Brazil	1.0%
Taiwan	0.9%
Short-Term Investments & Other
Net Assets	9.5%

The consumer discretionary and consumer staples sectors had strong results and benefited performance relative to the S&P 500 over the past 12 months.7 In both sectors, foreign companies were major contributors. Among consumer discretionary stocks, Li & Fung,8 a worldwide distributor of consumer products, and Hyundai Motor,8 a South Korean auto manufacturer, helped Fund performance. Another consumer discretionary sector holding, BorgWarner, a U.S.-based auto components company, also benefited Fund performance. In the consumer staples sector, two international companies that were leading contributors to performance were Cadbury, a British candy company acquired by Kraft, and Nestle, a Swiss food producer and long-term Fund holding during the period. Hansen Natural, a U.S.-based beverage maker, aided performance as well. In addition, U.S. technology company Polycom, an architect of high definition telepresence, video and voice solutions, boosted performance. We sold Cadbury and Polycom during the period.

In contrast, stock selection in the financials and health care sectors detracted from relative performance over the period, offset somewhat by our underweighting in financials stocks.9 Asset management company BlackRock8 lost value and weighed on performance. Life and health insurance company Aflac performed well over the 12-month period, but we sold it during the period and held it too briefly to fully benefit the Fund. In the health care sector, biopharmaceutical companies Celgene, Roche Holding and Gilead Sciences weighed on Fund performance. We continued to hold Celgene and Gilead at period-end as our analysis reinforced their long-term potential. Elsewhere, key detractors were telecommunications firm Singapore Telecom and offshore drilling contractor Transocean, whose deepwater oil rig leased to British Petroleum was involved in the recent Gulf of Mexico oil spill. By period-end, we sold Roche Holding, Singapore Telecom and Transocean.

7. The consumer discretionary sector comprises auto components; automobiles; distributors; specialty retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.

8. This holding is not a component of the S&P 500.

9. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and thrifts and mortgage finance in the SOI. The health care sector comprises biotechnology, health care providers and services, and pharmaceuticals in the SOI.

6 | Annual Report

Thank you for your continued participation in Franklin Large Cap Equity Fund.

We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Large Cap Equity Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 7/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.33	$5.00	$4.67
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0188
Class C (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.31	$4.97	$4.66
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0058
Class R (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.33	$5.00	$4.67
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0120
Advisor Class (Symbol: FLCIX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.34	$5.01	$4.67
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0300

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A					1-Year	Inception (9/30/08)
Cumulative Total Return[2]				+	7.47%	-3.05%
Average Annual Total Return[3]				+	1.29%	-4.80%
Value of $10,000 Investment[4]					$10,129	$9,138
Avg. Ann. Total Return (6/30/10)[5]				+	4.06%	-8.00%
Total Annual Operating Expenses[6]
Without Waiver	1.57%
With Waiver	1.28%
Class C					1-Year	Inception (9/30/08)
Cumulative Total Return[2]				+	6.78%	-4.20%
Average Annual Total Return[3]				+	5.78%	-2.32%
Value of $10,000 Investment[4]					$10,578	$9,580
Avg. Ann. Total Return (6/30/10)[5]				+	8.68%	-5.50%
Total Annual Operating Expenses[6]
Without Waiver	2.27%
With Waiver	1.98%
Class R					1-Year	Inception (9/30/08)
Cumulative Total Return[2]				+	7.32%	-3.32%
Average Annual Total Return[3]				+	7.32%	-1.82%
Value of $10,000 Investment[4]					$10,732	$9,668
Avg. Ann. Total Return (6/30/10)[5]				+	10.26%	-4.98%
Total Annual Operating Expenses[6]
Without Waiver	1.77%
With Waiver	1.48%
Advisor Class			1-Year		5-Year	10-Year
Cumulative Total Return[2]		+	7.92%		-3.88%	-5.27%
Average Annual Total Return[3]		+	7.92%		-0.79%	-0.54%
Value of $10,000 Investment[4]			$10,792		$9,612	$9,473
Avg. Ann. Total Return (6/30/10)[5]		+	10.65%		-1.02%	-1.44%
Total Annual Operating Expenses[6]
Without Waiver	1.27%
With Waiver	0.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 11/30/10.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/08	7/09	7/10
Franklin Large Cap Equity Fund		S&P 500 [7]

9/08	7/09	7/10
Franklin Large Cap Equity Fund		S&P 500 [7]

10 | Annual Report

Performance Summary *(continued)*

Class R (9/30/08–7/31/10)

$15,000
$10,000
$5,000
9/08
7/09
7/10
$9,860
$9,668
Franklin Large Cap Equity Fund
S&P 500[7]

Average Annual Total Return

Class R	7/31/10
1-Year	+7.32%
Since Inception (9/30/08)	-1.82%

Advisor Class (8/1/00–7/31/10)

$15,000
$10,000
$5,000
8/00
7/02
7/04
7/06
7/08
7/10
$9,473
$9,263
Franklin Large Cap Equity Fund
S&P 500[7]

Average Annual Total Return

Advisor Class	7/31/10
1-Year	+7.92%
5-Year	-0.79%
10-Year	-0.54%

Annual Report | 11

Performance Summary (continued)

Endnotes

While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business, or other developments affecting that sector, which may result in increased volatility. The Fund’s investments in foreign company stocks involve special risks including currency fluctuations and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 2/1/10	Value 7/31/10	Period* 2/1/10–7/31/10
Actual	$1,000	$997.40	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
Class C
Actual	$1,000	$995.10	$9.65
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.74
Class R
Actual	$1,000	$997.10	$7.18
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
Advisor Class
Actual	$1,000	$1,000.50	$4.71
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14 | Annual Report

aFor the period September 30, 2008 (effective date) to July 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Financial Highlights *(continued)*

Franklin Large Cap Equity Fund

Class R	Year Ended July 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$4.67	$5.41
Income from investment operations[b]:		
Net investment income[c]	—[d]	0.03
Net realized and unrealized gains (losses)	0.34	(0.60)
Total from investment operations	0.34	(0.57)
Less distributions from:		
Net investment income	(0.01)	(0.02)
Net realized gains	—	(0.15)
Total distributions	(0.01)	(0.17)
Net asset value, end of year	$5.00	$4.67
Total return[e]	7.32%	(9.91)%
Ratios to average net assets[f]		
Expenses before waiver and payments by affiliates	1.65%	1.71%
Expenses net of waiver and payments by affiliates	1.45%	1.47%[g]
Net investment income	0.08%	0.54%
Supplemental data		
Net assets, end of year (000's)	$8	$4
Portfolio turnover rate	35.55%	70.93%

[a]For the period September 30, 2008 (effective date) to July 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010

Franklin Large Cap Equity Fund	Country	Shares	Value
Common Stocks 90.5%
Aerospace & Defense 5.4%
General Dynamics Corp.	United States	14,200	$869,751
Precision Castparts Corp.	United States	11,200	1,368,528
United Technologies Corp.	United States	18,300	1,301,130
			3,539,409
Auto Components 2.2%
[a]BorgWarner Inc.	United States	32,700	1,434,222
Automobiles 1.8%
[b]Hyundai Motor Co., GDR, Reg S	South Korea	55,000	1,142,900
Beverages 4.6%
Diageo PLC, ADR	United Kingdom	17,500	1,222,900
[a]Hansen Natural Corp.	United States	16,800	703,752
PepsiCo Inc.	United States	16,700	1,083,997
			3,010,649
Biotechnology 4.2%
[a]Celgene Corp.	United States	23,100	1,273,965
[a]Gilead Sciences Inc.	United States	43,800	1,459,416
			2,733,381
Capital Markets 3.5%
BlackRock Inc.	United States	7,700	1,212,673
Invesco Ltd.	United States	53,700	1,049,298
			2,261,971
Chemicals 2.9%
Air Products and Chemicals Inc.	United States	14,100	1,023,378
The Mosaic Co.	United States	17,600	838,640
			1,862,018
Commercial Banks 2.2%
Wells Fargo & Co.	United States	52,900	1,466,917
Communications Equipment 3.4%
[a]Cisco Systems Inc.	United States	56,200	1,296,534
QUALCOMM Inc.	United States	24,400	929,152
			2,225,686
Computers & Peripherals 4.4%
[a]Apple Inc.	United States	5,600	1,440,600
[a]EMC Corp.	United States	71,700	1,418,943
			2,859,543
Distributors 1.8%
Li & Fung Ltd.	Hong Kong	253,500	1,165,097
Diversified Financial Services 2.3%
JPMorgan Chase & Co.	United States	36,500	1,470,220
Electrical Equipment 1.8%
Emerson Electric Co.	United States	23,400	1,159,236

Annual Report | 19

Franklin Global Trust

Statement of Investments, July 31, 2010 (continued)

Franklin Large Cap Equity Fund	Country	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 3.3%
[a]Agilent Technologies Inc.	United States	42,000	$1,173,060
[a]Trimble Navigation Ltd.	United States	33,700	956,069
			2,129,129
Energy Equipment & Services 3.9%
National Oilwell Varco Inc.	United States	34,000	1,331,440
Schlumberger Ltd.	United States	20,800	1,240,928
			2,572,368
Food & Staples Retailing 1.7%
CVS Caremark Corp.	United States	36,700	1,126,323
Food Products 4.1%
Kellogg Co.	United States	19,500	975,975
Nestle SA	Switzerland	34,000	1,680,745
			2,656,720
Health Care Providers & Services 1.4%
[a]Laboratory Corp. of America Holdings	United States	12,800	934,144
Industrial Conglomerates 2.2%
General Electric Co.	United States	90,700	1,462,084
Insurance 3.3%
ACE Ltd.	United States	17,100	907,668
[a]Markel Corp.	United States	3,700	1,250,600
			2,158,268
IT Services 4.1%
International Business Machines Corp.	United States	10,900	1,399,560
MasterCard Inc., A	United States	6,100	1,281,244
			2,680,804
Metals & Mining 1.8%
Rio Tinto PLC	United Kingdom	22,500	1,166,961
Oil, Gas & Consumable Fuels 6.2%
Devon Energy Corp.	United States	13,400	837,366
Exxon Mobil Corp.	United States	32,000	1,909,760
Peabody Energy Corp.	United States	14,200	641,130
Petroleo Brasileiro SA, ADR	Brazil	17,600	640,640
			4,028,896
Pharmaceuticals 6.2%
Abbott Laboratories	United States	19,500	957,060
Johnson & Johnson	United States	21,000	1,219,890
Merck & Co. Inc.	United States	27,200	937,312
Teva Pharmaceutical Industries Ltd., ADR	Israel	19,000	928,150
			4,042,412
Semiconductors & Semiconductor Equipment 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Taiwan	58,900	594,890

20 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010 (continued)

Franklin Large Cap Equity Fund	Country	Shares	Value
Common Stocks (continued)
Software 2.9%
[a]Nuance Communications Inc.	United States	58,400	$964,184
Oracle Corp.	United States	40,000	945,600
			1,909,784
Specialty Retail 1.5%
The TJX Cos. Inc.	United States	23,400	971,568
Textiles, Apparel & Luxury Goods 5.1%
NIKE Inc., B	United States	19,500	1,435,980
Polo Ralph Lauren Corp.	United States	15,700	1,240,457
Swatch Group AG	Switzerland	2,200	681,244
			3,357,681
Thrifts & Mortgage Finance 1.4%
Hudson City Bancorp Inc.	United States	76,000	943,920
Total Common Stocks (Cost $51,164,918)			59,067,201
Short Term Investments (Cost $6,495,345) 10.0%
Money Market Funds 10.0%
[a,c]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	6,495,345	6,495,345
Total Investments (Cost $57,660,263) 100.5%			65,562,546
Other Assets, less Liabilities (0.5)%			(356,275)
Net Assets 100.0%			$65,206,271

See Abbreviations on page 34.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2010, the value of this security was $1,142,900, representing 1.75% of net assets. cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

Notes to Financial Statements

Franklin Large Cap Equity Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

26 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies on the Statement of Operations.

Annual Report | 27

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of July 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 29

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

30 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended July 31, 2010, the Fund paid transfer agent fees of $6,192, of which $4,622 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Fiduciary and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2010, there were no credits earned.

Annual Report | 31

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2010, the capital loss carryforwards were as follows:

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2010, the Fund deferred realized capital losses and realized currency losses of $2,028,363 and $19,347, respectively.

The tax character of distributions paid during the years ended July 31, 2010 and 2009, was as follows:

At July 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2010, aggregated $25,839,219 and $20,535,464, respectively.

32 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2010, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Report | 33

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Large Cap Equity Fund

9. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2010, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statements of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt
GDR - Global Depository Receipt

34 | Annual Report

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Equity Fund (the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2010

Annual Report | 35

Franklin Global Trust

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $848,539 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

36 | Annual Report

Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation.				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2000	130	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

38 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	87	None

Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906 Vice President	Since 2000	Not Applicable	Not Applicable	**Principal Occupation During Past 5 Years:** Director and Executive Vice
President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

40 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 41

Franklin Global Trust

Shareholder Information

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Large Cap Equity Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

42 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the

Annual Report | 43

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to also be in the second-highest quintile of such universe for the previous three-year period, and in the upper half of such universe for each of the previous five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in its Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for the Fund was above the median of its Lipper expense group, but the actual total expense ratio was in the lowest quintile of such expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal

44 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Board Review of Investment Management Agreement (continued)

year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, based on its relatively small asset size on December 31, 2009.

Annual Report | 45

Franklin Global Trust

Shareholder Information (continued)

Franklin Large Cap Equity Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

46 | Annual Report

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Annual Report and Shareholder Letter

FRANKLIN LARGE CAP EQUITY FUND

Investment Manager
Fiduciary International, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.
  A 09/10

JULY 31, 2010

A series of Franklin Global Trust

ANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET

DEBT OPPORTUNITIES FUND

Contents

Annual Report	Financial Highlights and		Report of Independent
	Statement of Investments	12	Registered Public
Franklin Templeton
			Accounting Firm	33
Emerging Market Debt	Financial Statements	18
Opportunities Fund	1		Tax Designation	34
	Notes to

Performance Summary	7	Financial Statements	21	Board Members and Officers	35

Your Fund’s Expenses

10

Shareholder Information 40

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

Your Fund’s Goal and Main Investments: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

We are pleased to bring you Franklin Templeton Emerging Market Debt Opportunities Fund’s annual report for the fiscal year ended July 31, 2010.

NR

A

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

AA

AAA

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Annual Report | 1

Performance Overview

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please call a Franklin Templeton Institutional Services representative at (800) 321-8563 for most recent month-end performance.

Franklin Templeton Emerging Market Debt Opportunities Fund delivered a +26.94% cumulative total return for the 12 months ended July 31, 2010. The Fund outperformed its benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which posted a +19.44% total return.1 The Fund also outperformed another benchmark, the JPM Global Bond Index (GBI) Emerging Markets (EM) Broad Diversified Index, which produced a +14.08% total return for the same period.2 The Fund outperformed its third benchmark, the Merrill Lynch (ML) Emerging Market Credit Plus (EMC+) Index (100% $US Hedged), which had a +23.47% total return for the same period.3 You can find more performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

Risk appetite rose rapidly in global capital markets for much of the reporting period until European sovereign credit risks intensified in the spring of 2010. Greece’s triple-digit indebtedness profile and double-digit fiscal deficit relative to its national gross domestic product pushed European Union leaders and the International Monetary Fund to make emergency loans for Greece and create an unprecedented 750 billion euro fund to help stabilize struggling European countries in May 2010. In parallel, the U.S. economic recovery flagged as data on inventory, consumption and employment exhibited weakness and failed to meet expectations. As a result, the average yield of developed economies’ government bonds, measured by the JPM Global Government Bond Index (GGBI), dropped from slightly below 3% at the beginning of the Fund’s fiscal year to

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. Both indexes cover the same countries.

2. Source: © 2010 Morningstar. The JPM GBI EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index.

3. Source: Merrill Lynch. The ML EMC+ Index (100% $US Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated debt of sovereign issuers with a BBB or lower foreign currency long-term debt rating, in addition to corporate issuers domiciled in countries with a below-investment-grade foreign currency long-term debt rating. The index is 100% hedged to the dollar.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Annual Report

2.3% by year-end.4 Also, volatility increased greatly between the euro and U.S. dollar. The overnight U.S. dollar vs. euro spot rate, a measure of currency exchange rate volatility, rose from a low of 5.5% in October 2009 to 35% in early May 2010, while the euro dropped to a period-low $1.22 in early June 2010 from its high of $1.50 at the end of November 2009, when Dubai World sought a debt repayment standstill.5

In comparison, emerging market debt benefited from robust economic fundamentals and disciplined fiscal budgets, which drove massive foreign capital inflows that eased slightly toward period-end. Notwithstanding a large supply of Eurobonds issued by emerging market governments and companies so far in 2010, investor demand for emerging market debt surpassed it. Consequently, all three subsegments of the asset class performed well.

Emerging market corporate bonds, as measured by the ML EMC+ Index (100% $US Hedged), generated a +23.47% total return for the review period and outperformed the sovereign debt and domestic debt subsegments.3 The best performing industries included municipal bonds, consumer goods and banking, while energy lagged despite rising commodity prices.

Emerging market sovereign debt, represented by the JPM EMBI Global Diversified Index, delivered a +19.44% total return.1 The yield premium on U.S. dollar-denominated emerging market sovereign bonds dropped more than a percentage point during the reporting period, from 387 basis points (100 basis points equal one percentage point) over U.S. Treasuries to a low of 207 basis points in mid-April and ended the period at 281 basis points.6 The small, open, shrimp-exporting economy of Belize was the top-performing country with a +51.67% total return.1 Argentina, which restructured part of its untendered defaulted bonds in June 2010, followed with a +48.67% total return.1 In addition, Ukraine and Pakistan performed well.

Finally, despite high volatility in foreign exchange markets, emerging market local currency debt posted a +14.08% total return, as measured by the JPM GBI EM Broad Diversified Index.2 Boosted by strong foreign capital flows into emerging market stocks, the Indonesian rupiah, Malaysian ringgit and Colombian peso appreciated significantly against the U.S. dollar, while euro-linked currencies such as the Hungarian forint, Czech koruna and Polish zloty followed the euro lower versus the U.S. dollar.

4. Source: © 2010 Morningstar. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

5. Source: IDC/Exshare.

6. Source: J.P. Morgan.

Geographic Breakdown*
7/31/10
% of Total
Country	Net Assets
Russia	6.7%
Mexico	6.5%
Kazakhstan	5.6%
Iraq	4.8%
Ukraine	4.8%
Brazil	3.9%
Venezuela	3.9%
Egypt	3.8%
Hungary	3.6%
Lithuania	3.5%
Ivory Coast	3.3%
South Africa	3.3%
Nigeria	3.1%
Ecuador	2.8%
Trinidad and Tobago	2.7%
Dominican Republic	2.7%
Turkey	2.6%
Jordan	2.3%
Czech Republic	2.3%
Bosnia & Herzegovina	2.2%
Angola	2.2%
Ghana	2.2%
Estonia	2.1%
El Salvador	1.8%
Croatia	1.8%
Argentina	1.3%
Georgia	1.3%
Uruguay	1.3%
Grenada	0.8%
Macedonia	0.8%
Poland	0.6%
Fiji	0.6%
Republic of Seychelles	0.6%
Zambia	0.3%
North Korea	0.2%
Short-Term Investments &
Other Net Assets	7.7%

*May differ from the SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effect of interest receivable balances.

Annual Report | 3

Currency Breakdown*
7/31/10
% of Total
Currency	Net Assets
U.S. Dollar	56.4%
Euro	16.0%
Japanese Yen	4.7%
Brazilian Real	3.9%
Mexican Peso	3.9%
Turkish Lira	2.6%
Ghanaian Cedi	2.0%
Uruguayan Peso	1.3%
West African Franc	1.2%
Zambian Kwacha	0.3%
Short-Term Investments &
Other Net Assets	7.7%

*Percentages reflect the currency of the Fund’s long-term securities and may differ from the SOI due to the underlying currency exposure on credit-linked notes and pass-through notes and include the effect of interest receivable balances but exclude the effect of forward currency exchange contracts.

Investment Strategy

Our portfolio construction process can be summarized in three integral steps — country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G-7.7 The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue’s coupon (fixed or floating). We may seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

Manager’s Discussion

During the 12-month reporting period, several emerging market sovereign and corporate debt issuers supported the Fund’s performance. The Fund’s defaulted Ivory Coast Brady bonds, a decade after the country’s latest default, were finally exchanged for a security with better terms in April 2010, which contributed significantly to Fund performance. Other key contributors included sovereign bonds of Nigeria, Ukraine, Angola, Venezuela and Iraq.

Despite the large supply of Eurobonds and bonds issued by emerging market companies, emerging market corporate bonds boosted the Fund’s return during the reporting period. In particular, the state-owned railway company Kazakhstan Temir Zholy, Russia’s third-largest oil exporter TNK-BP Finance, the resilient Halyk Savings Bank of Kazakhstan8 and the Czech mining company New World Resources contributed notably to performance.

Local currency bonds further boosted the Fund’s performance, mainly due to the fall of local nominal and real interest rates in Ghana and Turkey. In addition, the rise in Brazil’s target SELIC rate supported the performance of the Fund’s Brazilian government floating coupon bond.

7. The G-7, or Group of Seven, is an informal forum of finance ministers from seven industrialized nations who meet periodically to discuss economic policies. The G-7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S.

8. HSBK (Europe) in the SOI.

4 | Annual Report

The Fund had no significant detractors from Fund performance in the 12 months under review. Among positions that had a negative impact was defaulted Kazakh quasi-sovereign holding Astana-Finance. In June 2010 Astana's new management revealed that the company's financial position was significantly worse than had been presented previously.

On July 31, 2010, the Fund had exposure to 35 emerging market countries. The largest single country exposure was to Russia (6.7% of total net assets), followed by Mexico (6.5%), Kazakhstan (5.6%), Iraq (4.8%) and Ukraine (4.8%). Long-term securities denominated in G-7 currencies constituted 77.1% of total net assets, of which 56.4% were denominated in the U.S. dollar, 16.0% in the euro and 4.7% in the Japanese yen. The Fund's exposures to the euro and the yen were hedged back into the U.S. dollar. In addition, 15.2% of total net assets were denominated in seven local currencies, of which the largest were the Brazilian real and Mexican peso, each at 3.9% of total net assets.

During the reporting period, we added several new securities to the portfolio. Among new sovereign issuers were Arab Republic of Egypt, Croatia, Hungary, Lithuania, Macedonia, Republic of Seychelles and Uruguay. We also added Sri Lanka to the Fund, but its limited issue on the primary market did not allow us to take a significant position, and we therefore sold it by period-end. New corporate issuers included Alestra, a Mexican telecommunication services provider owned by Alfa Group and AT&T; Petro Co. of Trinidad and Tobago, a wholly owned state petroleum company; TVN Finance, a Polish media corporation with a B+ rating by Standard & Poor's; Cemex Finance Europe, a Mexican cement manufacturer; Grupo Posadas, a Mexican hotel group; and Naspers,[9] a South African public diversified media company. Our sales included the Fund's position in new holding Alestra and shares of South African retailer Foodcorp for a profit.

Additionally, we eliminated exposure to some low-yielding, U.S. dollar-denominated sovereign debt instruments such as Gabon, Indonesia and Serbia, and the Fund's Moldovan, Vietnamese and supranational holdings expired during the reporting period. We eliminated exposure to several local currencies, the Nigerian naira, Vietnamese dong and Ukrainian hryvnia, reduced exposure to the Brazilian real, and added the Uruguayan peso to the portfolio.

9. Myriad International Holding in the SOI.

Top 10 Holdings*
7/31/10

Issue *Sector, Country*	% of Total Net Assets
Government of Iraq** *Foreign Government Securities, Iraq*	4.8%
Letras Financeiras Do Tesouro *Foreign Government Securities, Brazil*	3.9%
Mexican Bondes Desarroll *Foreign Government Securities, Mexico*	3.9%
Government of Hungary *Foreign Government Securities, Hungary*	3.6%
Government of Lithuania *Foreign Government Securities, Lithuania*	3.5%
Central Bank of Nigeria, wts. *Warrants, Nigeria*	3.1%
Kazakhstan Temir Zholy *Road & Rail, Kazakhstan*	3.1%
TNK-BP Finance SA, Reg S *Oil, Gas & Consumable Fuels, Russia*	3.0%
Petroleum Export Cayman *Oil, Gas & Consumable Fuels, Egypt*	2.9%
Government of Ecuador *Foreign Government Securities, Ecuador*	2.8%

**Includes credit-linked notes.

Annual Report | 5

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

William Ledward

Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Ltd. Fixed Income Group

Claire Husson-Citanna, CFA

Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Ltd. Fixed Income Group

Portfolio Management Team

Franklin Templeton Emerging Market Debt Opportunities Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 7/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Symbol: FEMDX			Change		7/31/10		7/31/09
Net Asset Value (NAV)		+$	2.16		$11.94		$9.78
Distributions (8/1/09–7/31/10)
Dividend Income	$0.4323

Performance[1]
			1-Year		3-Year		Inception (5/24/06)
Cumulative Total Return[2]		+	26.94%	+	28.85%	+	49.35%
Average Annual Total Return[3]		+	26.94%	+	8.82%	+	10.06%
Value of $50,000 Investment[4]			$63,469		$64,424		$74,676
Avg. Ann. Total Return (6/30/10)[5]		+	30.13%	+	7.90%	+	9.59%
Total Annual Operating Expenses[6]
Without Waiver	1.23%
With Waiver	1.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 11/30/10.

Annual Report | 7

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $50,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

8 | Annual Report

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Sources: © 2010 Morningstar; Merrill Lynch. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index. The ML EMC+ Index (100% $US Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated debt of sovereign issuers with a BBB or lower foreign currency long-term debt rating, in addition to corporate issuers domiciled in countries with a below-investment-grade foreign currency long-term debt rating. The index is 100% hedged to the dollar.

Annual Report | 9

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/1/10	Value 7/31/10	Period* 2/1/10 –7/31/10
Actual	$1,000	$1,056.60	$5.10
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 11

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Warrants		Value
Warrants 4.9%				
[a]Central Bank of Nigeria, wts., 11/15/20	Nigeria	29,750		$ 5,414,500
[a]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	121,000		3,025,000
Total Warrants (Cost $9,204,150)				8,439,500
		Principal Amount[b]		
Quasi-Sovereign and Corporate Bonds 34.4%				
Commercial Banks 4.8%				
Alfa Bond Issuance, 8.635%, 2/22/17	Russia	3,200,000		3,189,777
RSHB Capital (Russ Agric BK), sub. bond, 6.97%, 9/21/16	Russia	3,090,000		3,109,022
[c,d]Sphynx Capital Markets, PTN (National Investment Bank of Ghana), zero cpn., 2/05/09	Ghana	2,000,000		295,160
Ukrainian MTN Finance,				
[e]144A, 9.25%, 8/04/11	Ukraine	1,000,000		1,011,250
[f]Reg S, 9.25%, 8/04/11	Ukraine	730,000		738,213
				8,343,422
Construction Materials 1.1%				
Cemex Finance Europe BV, 4.75%, 3/05/14	Mexico	1,720,000	EUR	1,898,430
Consumer Finance 2.2%				
[f]HSBK (Europe) BV, Reg S, 7.25%, 5/03/17	Kazakhstan	4,000,000		3,768,927
Electrical Equipment 2.1%				
EGE Haina Finance Co., senior note,				
[e]144A, 9.50%, 4/26/17	Dominican Republic	900,000		893,908
[f]Reg S, 9.50%, 4/26/17	Dominican Republic	2,700,000		2,681,723
				3,575,631
Electronic Equipment, Instruments & Components 2.0%				
Eesti Energia AS, senior bond, 4.50%, 11/18/20	Estonia	2,885,000	EUR	3,478,019
Food Products 0.3%				
[f]Foodcorp Ltd., Reg S, 8.875%, 6/15/12	South Africa	450,000	EUR	594,025
Hotels, Restaurants & Leisure 1.5%				
[e]Grupo Posadas SAB de CV, senior note, 144A, 9.25%, 1/15/15	Mexico	2,500,000		2,555,230
Media 2.1%				
[f]Central European Media Enterprises Ltd., senior secured note, Reg S, 11.625%, 9/15/16	Czech Republic	400,000	EUR	511,032
[e]Myriad International Holding BV, senior note, 144A, 6.375%, 7/28/17	South Africa	2,105,000		2,177,293
[e]TVN Finance Corp. PLC, senior note, 144A, 10.75%, 11/15/17	Poland	700,000	EUR	971,610
				3,659,935
Metals & Mining 2.0%				
[f]New World Resources BV, senior bond, Reg S, 7.375%, 5/15/15	Czech Republic	2,600,000	EUR	3,381,531
Municipal Bonds 2.8%				
City of Kyiv, secured note,				
[e]144A, 8.25%, 11/26/12	Ukraine	1,100,000		1,040,815
[f]Reg S, 8.25%, 11/26/12	Ukraine	2,500,000		2,385,000

Annual Report | 13

Franklin Global Trust

Statement of Investments, July 31, 2010 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount[b]	Value
Quasi-Sovereign and Corporate Bonds (continued)			
Municipal Bonds (continued)			
Province Del Neuquen,			
[e]senior note, 144A, 8.656%, 10/18/14	Argentina	378,000	$ 397,095
[f]senior secured note, Reg S, 8.656%, 10/18/14	Argentina	1,008,000	1,058,920
			4,881,830
Oil, Gas & Consumable Fuels 8.4%			
Petro Co. of Trinidad and Tobago Ltd., senior note,			
[e]144A, 9.75%, 8/14/19	Trinidad and Tobago	420,000	494,550
[e]144A, 6.00%, 5/08/22	Trinidad and Tobago	1,200,000	1,170,000
[f]Reg S, 6.00%, 5/08/22	Trinidad and Tobago	3,000,000	2,925,000
[f]Petroleum Export Cayman, senior note, Reg S, 5.265%, 6/15/11	Egypt	4,945,386	4,961,360
[f]TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18	Russia	4,500,000	4,964,332
			14,515,242
Road & Rail 3.1%			
Kazakhstan Temir Zholy, 7.00%, 5/11/16	Kazakhstan	5,150,000	5,323,040
Specialty Retail 1.7%			
[f,g]Edcon Proprietary Ltd., senior secured note, Reg S, FRN, 3.969%, 6/15/14	South Africa	3,000,000 EUR	2,971,524
Thrifts & Mortgage Finance 0.3%			
[d]Astana-Finance, 7.875%, 6/08/10	Kazakhstan	2,300,000 EUR	494,602
Total Quasi-Sovereign and Corporate Bonds (Cost $54,291,468)			59,441,388
[h]**Credit-Linked Notes 5.5%**			
[g]Deutsche Bank AG, senior note (Angolan Government), FRN, 5.755%, 6/19/16	Angola	3,200,000 EUR	3,767,266
[c,g]Merrill Lynch & Co. Inc., (Government of Iraq), FRN, 1.00%, 1/01/28	Iraq	735,419,767 JPY	5,222,105
[c,d]Standard Bank PLC, (Government of Ivory Coast), zero cpn., 9/11/08	Ivory Coast	200,000,000 XOF	41,608
[g]Standard Chartered Bank, cvt., (Development Bank of Zambia), FRN, 12.00%, 3/02/12	Zambia	500,000	423,452
Total Credit-Linked Notes (Cost $8,336,047)			9,454,431
Foreign Government Securities 46.3%			
[e]Arab Republic of Egypt, 144A, 6.875%, 4/30/40	Egypt	1,530,000	1,602,675
Development & Investment Projects Jordan Armed Forces, senior note, 6.14%, 12/16/19	Jordan	4,180,000	3,984,627
[d]Government of Argentina, 11.75%, 5/20/11	Argentina	3,000,000 DEM	739,667
[g]Government of Bosnia and Herzegovina, senior bond, B, FRN, 1.75%, 12/11/21	Bosnia & Herzegovina	7,791,250 DEM	3,803,015
Government of Croatia,			
[e]144A, 6.75%, 11/05/19	Croatia	2,000,000	2,160,000
[f]Reg S, 6.75%, 11/05/19	Croatia	750,000	810,000
Government of Ecuador,			
[g]FRN, 1.25%, 2/27/15	Ecuador	460,949	343,407
[f]Reg S, 9.375%, 12/15/15	Ecuador	5,000,000	4,501,168

14 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010 *(continued)*

Franklin Templeton Emerging Market Debt Opportunities Fund	Country	Principal Amount[b]	Value
Foreign Government Securities (continued)			
Government of Georgia, 7.50%, 4/15/13	Georgia	2,100,000	$ 2,178,939
Government of Ghana,			
13.95%, 12/13/10	Ghana	500,000 GHS	348,025
13.67%, 6/15/12	Ghana	3,130,000 GHS	2,172,660
[f]Government of Grenada, Reg S, 2.50% to 9/15/11, 4.50% to 9/15/13, 6.00% to 9/15/15, 8.00% thereafter, 9/15/25	Grenada	2,800,000	1,372,000
Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	6,000,000	6,127,500
[c,g]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 1.00%, 1/01/28	Iraq	420,225,321 JPY	2,983,957
[e,g]Government of Ivory Coast, 144A, FRN, 2.50%, 12/31/32	Ivory Coast	6,585,000	3,679,369
[e]Government of Lithuania, 144A,			
6.75%, 1/15/15	Lithuania	2,000,000	2,152,500
7.375%, 2/11/20	Lithuania	3,535,000	3,888,500
Government of Macedonia, senior bond, 4.625%, 12/08/15	Macedonia	1,200,000 EUR	1,369,888
Government of Seychelles, 3.00% to 1/01/12, 5.00% to 1/01/15, 7.00% to 1/01/18, 8.00% thereafter, 1/01/26	Republic of Seychelles	1,600,000	958,667
[e]Government of the Dominican Republic, 144A, 7.50%, 5/06/21	Dominican Republic	950,000	1,002,250
[g]Government of Turkey, FRN,			
9.88%, 2/26/14	Turkey	4,400,000 TRY	3,089,576
8.64%, 1/04/17	Turkey	1,940,000 TRY	1,289,042
[f]Government of Ukraine, senior bond, Reg S, 4.95%, 10/13/15	Ukraine	2,385,000 EUR	2,863,586
[i]Government of Uruguay, Index Linked, 3.70%, 6/26/37	Uruguay	45,242,052 UYU	2,161,253
[f]Government of Venezuela, Reg S, 6.00%, 12/09/20	Venezuela	6,000,000	3,651,300
[j]Letras Financeiras Do Tesouro, Strip, 9/07/13	Brazil	2,750[k] BRL	6,745,183
[g]Mexican Bondes Desarroll,			
FRN, 4.60%, 11/13/14	Mexico	99,000[l] MXN	777,455
FRN, 4.60%, 1/15/15	Mexico	376,000[l] MXN	2,952,461
LD, FRN, 4.60%, 3/12/15	Mexico	377,000[l] MXN	2,959,718
[d]NK Debt Corp., zero cpn., 3/12/20	North Korea	4,250,000 DEM	339,847
[f]Republic of El Salvador, Reg S, 7.65%, 6/15/35	El Salvador	3,000,000	3,153,750
Republic of Fiji, 6.875%, 9/13/11	Fiji	975,000	960,375
Sphynx Capital Markets,			
cvt., PTN (Government of Ghana), 13.00%, 8/11/10	Ghana	600,000 GHS	417,213
cvt., PTN (Government of Ghana), 13.67%, 6/21/12	Ghana	700,000 GHS	485,898
[d]secured note, PTN (Government of Ivory Coast), 10.25%, 1/30/10	Ivory Coast	1,665,269 EUR	770,472
[d]secured note, PTN (Government of Ivory Coast), 2008-1, 10.00%, 1/28/11	Ivory Coast	2,553,504 EUR	1,264,633
Total Foreign Government Securities (Cost $77,605,513)			80,060,576
Total Investments before Short Term Investments (Cost $149,437,178)			157,395,895

Annual Report | 15

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Notes to Financial Statements

Franklin Templeton Emerging Market Debt Opportunities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 21

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange

22 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies on the Statement of Operations.

c. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

Annual Report | 23

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Investment in Alternative Strategies Ltd.

The Fund invests in certain securities, warrants or commodities through its investment in Alternative Strategies (FT) Ltd., a Cayman Islands exempted limited liability company and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the Fund. At July 31, 2010, all Subsidiary investments as well as any payables or receivables are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the year ended July 31, 2010, have been included in the Fund’s Statement of Operations.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of July 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except

24 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 25

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

Under a subadvisory agreement, FT Institutional, an affiliate of Investment Management, provides subadvisory services to the Fund and receives from Investment Management fees based on the average daily net assets of the Fund.

26 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Transfer Agent Fees

For the year ended July 31, 2010, the Fund paid transfer agent fees of $1,929, of which $1,064 was retained by Investor Services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended July 31, 2010 and 2009, was as follows:

Annual Report | 27

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

5. INCOME TAXES (continued)

At July 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, tax straddles, commodity-based derivatives, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2010, aggregated $91,792,793 and $40,340,627, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

28 | Annual Report

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

At July 31, 2010, the Fund had 63.83% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2010, the aggregate value of these securities was $3,945,989, representing 2.28% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At July 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Annual Report | 29

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

12. CREDIT FACILITY (continued)

and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2010, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

Annual Report | 31

Franklin Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

13. FAIR VALUE MEASUREMENTS (continued)

At July 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

32 | Annual Report

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

Franklin Templeton Emerging Market Debt Opportunities Fund

To the Board of Trustees and Shareholders of

The Franklin Templeton Emerging Market Debt Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Templeton Emerging Market Debt Opportunities Fund (the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2010

Annual Report | 33

Franklin Global Trust

Tax Designation (unaudited)

Franklin Templeton Emerging Market Debt Opportunities Fund

At July 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 14, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

34 | Annual Report

Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

Annual Report | 35

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2000	130	None

Principal Occupation During Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

36 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	87	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board of Directors has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board of Directors believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Director as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 845-4514 to request the SAI.

Annual Report | 39

Franklin Global Trust

Shareholder Information

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust including Franklin Templeton Emerging Market Debt Opportunities Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies

40 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

Annual Report | 41

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets debt funds as selected by Lipper. The Fund has been in operation for only three full years at the date of the Lipper report, which showed the total return of its only share class to be in the highest quintile of the Lipper performance universe for 2009, the lowest quintile of such performance universe for 2008, and the highest quintile of such universe for 2007. While believing that the Fund’s brief period of existence limited the meaningfulness of such performance record, the Board expressed its general satisfaction with its comparative performance as set forth in the Lipper report, noting that the Fund’s total return was in the top five percent of its performance universe for its three years of operation on an annualized basis.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual management fee rate for the Fund was the highest within its Lipper expense group, and its actual total expense ratio was in the highest quintile of such expense group. The Board found the expenses of the Fund to be acceptable, noting that they were being subsidized by management, that the Fund was the smallest Fund within its Lipper expense group, and that its actual total expense ratio was less than four basis points higher than the median of its Lipper expense group.

42 | Annual Report

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin

Annual Report | 43

Franklin Global Trust

Shareholder Information (continued)

Franklin Templeton Emerging Market Debt Opportunities Fund

Board Review of Investment Management Agreement (continued)

on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, which had less than $111 million in net assets at December 31, 2009.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

Annual Report

FRANKLIN TEMPLETON EMERGING MARKET

DEBT OPPORTUNITIES FUND

Investment Manager

Franklin Templeton Investment Management Limited

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403 -1906

Franklin Templeton Institutional Services

(800) 321-8563 ftinstitutional. com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.
  A 09/10

INTERNATIONAL

FRANKLIN GLOBAL TRUST

Annual Report

Economic and Market Overview

During the 12 months under review, economic indicators were mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing expanded for much of the period. However, global labor market weakness persisted and most U.S. property markets declined after a stimulus tax credit for first-time homebuyers expired in April. Although corporate fundamentals generally remained strong and most earnings announcements around the world beat expectations, growing concerns about margin preservation and the sustainability of earnings momentum contributed to some instances of broad equity sector declines. Amid ongoing economic uncertainty, most developed country policymakers maintained interest rates at very low levels, but policymakers in several emerging markets phased out some incentive programs and cautiously allowed interest rates and foreign exchange rates to rise.

Global equities ended 2009 with positive momentum as corporate earnings and economic indicators recovered from the worst recessionary conditions in a half century. However, significant downward volatility returned in spring 2010 as concerns about sovereign finances and several sovereign credit downgrades in Europe and about the fragile economic recovery’s sustainability triggered a broad-based sell-off. Investors’ resurgent risk aversion in 2010 caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to calm investors in the short term. Most equity sectors and regions ended the 12-month reporting period with respectable gains despite losses late in the period. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, posted a +6.72% total return in U.S. dollar terms for the one-year period ended July 31, 2010.1 Emerging markets outperformed developed markets during the same period.

The foregoing information reflects our analysis and opinions as of July 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Annual Report | 3

Franklin International Growth Fund

Your Fund’s Goal and Main Investments: The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside the U.S. or having a principal office in a country outside the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the U.S.

Geographic Breakdown

Franklin International Growth Fund
Based on Total Net Assets as of 7/31/10

Europe 54.0%
Asia 19.6%
Australia & New Zealand 15.3%
Latin America & Caribbean 4.2%
North America 2.1%
Short-Term Investments & Other Net Assets 4.8%

Performance Overview

For the 12 months ended July 31, 2010, Franklin International Growth Fund – Class A delivered a +14.56% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe,

4 | Annual Report

Australasia, Far East (EAFE) Index, which had a +6.72% total return for the same period.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth and quality.

Manager's Discussion

From a sector perspective, information technology, industrials and consumer discretionary were major contributors to Fund performance relative to the MSCI EAFE Index, mainly due to stock selection.[2] Among our information technology holdings, U.K.-based processor designer ARM Holdings performed well. The Fund's industrials sector allocation aided relative results largely due to Germany-based military and commercial aircraft engine designer MTU Aero Engines Holding (not an index component) and Hong Kong-based raw materials supply chain services provider Noble Group, which appreciated in value after the company entered into a strategic partnership with sovereign wealth fund China Investment Corporation. In the consumer discretionary sector, Hong Kong consumer products trader Li & Fung and U.K.-based educational media producer Pearson boosted relative performance.

In contrast, stock selection in the materials and financials sectors negatively affected relative performance.[3] The Fund's sole materials sector holding, Swiss agricultural products developer Syngenta, hindered results. In the financials sector, Greek commercial bank National Bank of Greece, U.K.-based alternatives

Portfolio Breakdown

Franklin International Growth Fund
Based on Total Net Assets as of 7/31/10

Health Care Equipment & Supplies
9.6%
Energy Equipment & Services
8.6%
Capital Markets
6.9%
Media
5.5%
Professional Services
5.2%
Software
5.1%
Insurance
4.8%
Textiles, Apparel & Luxury Goods
4.5%
Commercial Banks
4.5%
Food & Staples Retailing
4.5%
Biotechnology
3.0%
Chemicals
2.9%
Electrical Equipment
2.8%
Trading Companies & Distributors
2.7%
Distributors
2.6%
Other
22.0%
Short-Term Investments & Other Net Assets
4.8%

2. The information technology sector comprises semiconductors and semiconductor equipment and software in the SOI. The industrials sector comprises aerospace and defense, electrical equipment, professional services, and trading companies and distributors in the SOI. The consumer discretionary sector comprises media; distributors; household durables; specialty retail; and textiles, apparel and luxury goods in the SOI.

3. The materials sector comprises chemicals in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

Annual Report | 5

Top 10 Countries

Franklin International Growth Fund 7/31/10

% of Total
Net Assets
U.K.	22.3%
Australia	15.3%
Switzerland	10.8%
Hong Kong	7.7%
Italy	5.4%
France	5.1%
Japan	4.9%
Germany	4.7%
China	4.6%
Singapore	2.4%

Top 10 Equity Holdings
Franklin International Growth Fund
7/31/10

Company	% of Total
Sector/Industry, Country	Net Assets
Pearson PLC	3.1%
Media, U.K.
Saipem SpA	3.0%
Energy Equipment & Services, Italy
CSL Ltd.	3.0%
Biotechnology, Australia
WorleyParsons Ltd.	2.9%

Energy Equipment & Services, Australia
Syngenta AG	2.9%
Chemicals, Switzerland
ABB Ltd.	2.8%
Electrical Equipment, Switzerland
Societe Generale de Surveillance
Holdings SA	2.7%
Professional Services, Switzerland
Essilor International SA	2.7%
Health Care Equipment & Supplies,
France
Noble Group Ltd.	2.7%
Trading Companies & Distributors,
Hong Kong
Wellstream Holdings PLC	2.7%
Energy Equipment & Services, U.K.

investment manager Man Group and German financial exchange organization Deutsche Boerse detracted from performance. We sold National Bank of Greece by period-end.

From a geographic perspective, all regions held in the Fund posted positive results, including our allocation to Latin America and the Caribbean, a non-index component. Stock selection in Asia contributed significantly to relative results, particularly in Hong Kong and Japan, where an underweighted allocation also boosted relative performance. In Europe, stock selection in the U.K. benefited results. However, stock selection in Switzerland and a larger allocation to Greece than represented in the index detracted from performance during the period. We sold our Greek holdings by period-end.

Thank you for your participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

M. Par Rostom, CFA

Coleen F. Barbeau

Portfolio Management Team
Franklin International Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 7/31/10

Franklin International Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	1.00	$8.47	$7.47
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0756
Class C (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.96	$8.38	$7.42
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0397
Class R (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	0.99	$8.45	$7.46
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0581
Advisor Class (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	1.01	$8.49	$7.48
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0857

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A			1-Year	Inception (6/3/08)
Cumulative Total Return[2]		+	14.56%	-14.18%
Average Annual Total Return[3]		+	7.90%	-9.36%
Value of $10,000 Investment[4]			$10,790	$8,088
Avg. Ann. Total Return (6/30/10)[5]		+	10.18%	-12.44%
Total Annual Operating Expenses[6]
Without Waiver	5.22%
With Waiver	1.48%
Class C			1-Year	Inception (6/3/08)
Cumulative Total Return[2]		+	13.47%	-15.58%
Average Annual Total Return[3]		+	12.47%	-7.55%
Value of $10,000 Investment[4]			$11,247	$8,442
Avg. Ann. Total Return (6/30/10)[5]		+	14.94%	-10.59%
Total Annual Operating Expenses[6]
Without Waiver	5.92%
With Waiver	2.18%
Class R			1-Year	Inception (6/3/08)
Cumulative Total Return[2]		+	14.05%	-14.70%
Average Annual Total Return[3]		+	14.05%	-7.10%
Value of $10,000 Investment[4]			$11,405	$8,530
Avg. Ann. Total Return (6/30/10)[5]		+	16.56%	-10.17%
Total Annual Operating Expenses[6]
Without Waiver	5.42%
With Waiver	1.68%
Advisor Class			1-Year	Inception (6/3/08)
Cumulative Total Return[2]		+	14.66%	-13.69%
Average Annual Total Return[3]		+	14.66%	-6.59%
Value of $10,000 Investment[4]			$11,466	$8,631
Avg. Ann. Total Return (6/30/10)[5]		+	17.19%	-9.65%
Total Annual Operating Expenses[6]
Without Waiver	4.92%
With Waiver	1.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.15% (other than certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 11/30/10.

8 | Annual Report

Performance Summary *(continued)*

Class A (6/3/08–7/31/10)

$15,000
$10,000
$5,000
$0
6/08
7/09
7/10
$8,088
$7,451
Franklin International Growth Fund
MSCI EAFE Index[7]

Average Annual Total Return

Class A	7/31/10
1-Year	+7.90%
Since Inception (6/3/08)	-9.36%

Class C (6/3/08–7/31/10)

$15,000
$10,000
$5,000
$0
6/08
7/09
7/10
$8,442
$7,451
Franklin International Growth Fund
MSCI EAFE Index[7]

Average Annual Total Return

Class C	7/31/10
1-Year	+12.47%
Since Inception (6/3/08)	-7.55%

Annual Report | 9

10 | Annual Report

Your Fund’s Expenses

Franklin International Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 2/1/10	Ending Account Value 7/31/10	Expenses Paid During Period* 2/1/10–7/31/10
Actual	$1,000	$1,039.30	$ 6.93
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$ 6.85
Class C			
Actual	$1,000	$1,035.80	$10.85
Hypothetical (5% return before expenses)	$1,000	$1,014.13	$10.74
Class R			
Actual	$1,000	$1,038.10	$ 8.34
Hypothetical (5% return before expenses)	$1,000	$1,016.61	$ 8.25
Advisor Class			
Actual	$1,000	$1,040.40	$ 5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$ 5.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.37%; C: 2.15%; R: 1.65%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 13

Franklin International Small Cap Growth Fund

Your Fund's Goal and Main Investments: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase.[1] The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside North America.

Geographic Breakdown
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of 7/31/10

Europe 69.1%
Asia 16.4%
North America 6.1%
Short-Term Investments & Other Net Assets 8.4%

Performance Overview

For the 12 months ended July 31, 2010, Franklin International Small Cap Growth Fund – Class A delivered a +21.74% cumulative total return. The Fund outperformed its benchmark, the MSCI EAFE Small Cap Index, which

1. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities in global developed markets excluding the U.S. and Canada.

14 | Annual Report

had a +13.65% total return for the same period.[2] You can find more of the Fund's performance data in the Performance Summary beginning on page 17.

Investment Strategy

In choosing individual equity investments, we utilize a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct thorough analysis to establish its earning prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager's Discussion

During the period under review, the financials, consumer discretionary and industrials sectors helped the Fund's performance relative to the MSCI EAFE Small Cap Index, primarily due to stock selection.[3] Singaporean real estate fund management company ARA Asset Management was a key contributor in the financials sector, as were Canada's Fairfax Financial Holdings[4] in the insurance industry and Belgium's RHJ International in the diversified financial services industry. In the consumer discretionary sector, our position in Paddy Power, Ireland's largest licensed betting operator, contributed to relative

Portfolio Breakdown

Franklin International Small Cap Growth Fund
Based on Total Net Assets as of 7/31/10

Insurance
9.3%
Specialty Retail
9.0%
Machinery
8.2%
Diversified Financial Services
6.2%
Commercial Services & Supplies
5.9%
Real Estate Management & Development
5.9%
Electrical Equipment
5.3%
Leisure Equipment & Products
4.8%
Media
4.3%
Professional Services
4.3%
Office Electronics
4.3%
Capital Markets
4.0%
Personal Products
3.4%
Biotechnology
3.3%
Diversified Consumer Services
3.3%
Household Products
3.1%
Other
7.0%
Short-Term Investments & Other Net Assets
8.4%

3. The financials sector comprises capital markets, diversified financial services, insurance, and real estate management and development in the SOI. The consumer discretionary sector comprises distributors; diversified consumer services; hotels, restaurants and leisure; leisure equipment and products; media; and specialty retail in the SOI. The industrials sector comprises aerospace and defense, commercial services and supplies, electrical equipment, machinery, professional services, and transportation infrastructure in the SOI.

4. This holding is not an index component.

Annual Report | 15

Top 10 Equity Holdings

Franklin International Small Cap Growth Fund 7/31/10

Company	% of Total
Sector/Industry, Country	Net Assets
Carpetright PLC	5.1%
Specialty Retail, U.K.
Homeserve PLC	4.4%

Commercial Services & Supplies, U.K.
Rotork PLC	4.3%
Machinery, U.K.
Experian PLC	4.3%
Professional Services, U.K.
Neopost SA	4.3%
Office Electronics, France
ARA Asset Management Ltd.	4.0%
Capital Markets, Singapore
Jumbo SA	3.9%
Specialty Retail, Greece
RHJ International	3.7%
Diversified Financial Services, Belgium
Fairfax Financial Holdings Ltd.	3.4%
Insurance, Canada
Aderans Holdings Co. Ltd.	3.4%
Personal Products, Japan

results. Homeserve, a U.K.-based home emergency services provider in the industrials sector, boosted relative Fund performance.

All sectors helped the Fund’s relative results; however, there were some individual holdings that hurt performance. In the specialty retailer industry, Greek toy retailer Jumbo detracted from results. In the real estate management and development industry, Japan’s Daibiru weighed on relative returns. French global mailing and shipping services provider Neopost4 in the office electronics industry also dampened performance.

From a geographic perspective, most country allocations helped relative performance. The Fund’s overweighted allocations and stock selection in the U.K., Germany and Singapore aided results. In contrast, the Fund’s stock selection in France and overweighting in Greece hurt results.

The market environment has been challenging and volatile, but in times like these volatility can work in our favor. Specifically, we continue to find quality companies at what we consider discounted prices. We believe this could bode well for the long-term return potential of our Fund if the markets improve over time.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

Edwin Lugo, CFA Portfolio Manager

Franklin International Small Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

Performance Summary as of 7/31/10

Franklin International Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FINAX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	2.66	$14.99	$12.33
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0189
Class C (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	2.56	$14.85	$12.29
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0114
Class R (Symbol: n/a)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	2.63	$14.96	$12.33
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0200
Advisor Class (Symbol: FKSCX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	2.70	$15.02	$12.32
Distributions (8/1/09–7/31/10)
Dividend Income	$0.0218

Annual Report | 17

Performance Summary *(continued)*

Performance[1]

Class A			1-Year	Inception (5/15/08)
Cumulative Total Return[2]			+21.74%	+2.50%
Average Annual Total Return[3]			+14.74%	-1.55%
Value of $10,000 Investment[4]			$11,474	$9,661
Avg. Ann. Total Return (6/30/10)[5]			+10.70%	-5.92%
Total Annual Operating Expenses[6]				
Without Waiver	2.10%			
With Waiver	1.25%			
Class C			**1-Year**	**Inception (5/15/08)**
Cumulative Total Return[2]			+20.93%	+1.18%
Average Annual Total Return[3]			+19.93%	+0.53%
Value of $10,000 Investment[4]			$11,993	$10,118
Avg. Ann. Total Return (6/30/10)[5]			+15.58%	-3.86%
Total Annual Operating Expenses[6]				
Without Waiver	2.80%			
With Waiver	1.95%			
Class R			**1-Year**	**Inception (5/15/08)**
Cumulative Total Return[2]			+21.50%	+1.91%
Average Annual Total Return[3]			+21.50%	+0.86%
Value of $10,000 Investment[4]			$12,150	$10,191
Avg. Ann. Total Return (6/30/10)[5]			+17.11%	-3.53%
Total Annual Operating Expenses[6]				
Without Waiver	2.30%			
With Waiver	1.45%			
Advisor Class		**1-Year**	**5-Year**	**Inception (10/15/02)**
Cumulative Total Return[2]		+22.11%	+75.57%	+287.23%
Average Annual Total Return[3]		+22.11%	+11.92%	+18.98%
Value of $10,000 Investment[4]		$12,211	$17,557	$38,723
Avg. Ann. Total Return (6/30/10)[5]		+17.75%	+10.84%	+17.73%
Total Annual Operating Expenses[6]				
Without Waiver	1.80%			
With Waiver	0.95%			

18 | Annual Report

Performance Summary *(continued)*

Class A (5/15/08–7/31/10)

$15,000
$10,000
$5,000
$0
5/08
7/09
7/10
$9,661
$8,181
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class A	7/31/10
1-Year	+14.74%
Since Inception (5/15/08)	-1.55%

Class C (5/15/08–7/31/10)

$15,000
$10,000
$5,000
$0
5/08
7/09
7/10
$10,118
$8,181
Franklin International Small Cap Growth Fund
MSCI EAFE Small Cap Index[7]

Average Annual Total Return

Class C	7/31/10
1-Year	+19.93%
Since Inception (5/15/08)	+0.53%

Annual Report | 19

20 | Annual Report

Performance Summary *(continued)*

Endnotes

The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Emerging markets involve heightened risks relating to the same factors. The Fund also invests in technology stocks, which can be highly volatile. The Fund's prospectus also includes a description of the main investment risks.

Annual Report | 21

Your Fund’s Expenses

Franklin International Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Annual Report

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

Financial Highlights *(continued)*

Franklin International Growth Fund

Class R	Year Ended July 31, 2010	2009	2008[a]
Per share operating performance			
(for a share outstanding throughout the year)			
Net asset value, beginning of year	$7.46	$8.70	$10.00
Income from investment operations[b]:			
Net investment income (loss)[c]	0.08	0.09	(0.01)
Net realized and unrealized gains (losses)	0.97	(1.32)	(1.29)
Total from investment operations	1.05	(1.23)	(1.30)
Less distributions from net investment income	(0.06)	(0.01)	—
Net asset value, end of year	$8.45	$7.46	$ 8.70
Total return[d]	14.05%	(14.03)%	(13.00)%
Ratios to average net assets[e]			
Expenses before waiver and payments by affiliates	2.29%	5.36%	7.63%
Expenses net of waiver and payments by affiliates	1.65%	1.65%[f]	1.65%
Net investment income (loss)	1.07%	1.17%	(0.36)%
Supplemental data			
Net assets, end of year (000's)	$41	$24	$9
Portfolio turnover rate	17.07%	14.88%	5.71%

[a]For the period June 3, 2008 (commencement of operations) to July 31, 2008.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods for less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

Statement of Investments, July 31, 2010

Franklin International Growth Fund	Country	Shares	Value
Common Stocks 95.2%			
Aerospace & Defense 2.2%			
MTU Aero Engines Holding AG	Germany	8,100	$ 471,252
Biotechnology 3.0%			
CSL Ltd.	Australia	21,850	654,920
Capital Markets 6.9%			
Credit Suisse Group AG	Switzerland	11,300	514,564
Macquarie Group Ltd.	Australia	15,000	504,683
Man Group PLC	United Kingdom	136,300	464,721
			1,483,968
Chemicals 2.9%			
Syngenta AG	Switzerland	2,820	622,576
Commercial Banks 4.5%			
[a,b]Anglo Irish Bancorp PLC	Ireland	11,500	—
Bank of Nova Scotia	Canada	9,100	456,838
United Overseas Bank Ltd.	Singapore	35,400	516,982
			973,820
Distributors 2.6%			
Li & Fung Ltd.	Hong Kong	122,500	563,015
Diversified Financial Services 2.5%			
Deutsche Boerse AG	Germany	7,800	546,104
Electrical Equipment 2.8%			
ABB Ltd.	Switzerland	30,250	610,343
Energy Equipment & Services 8.6%			
Saipem SpA	Italy	18,250	656,472
Wellstream Holdings PLC	United Kingdom	72,900	573,063
WorleyParsons Ltd.	Australia	30,100	629,962
			1,859,497
Food & Staples Retailing 4.5%			
Tesco PLC	United Kingdom	72,700	445,785
Woolworths Ltd.	Australia	22,290	519,932
			965,717
Health Care Equipment & Supplies 9.6%			
Cochlear Ltd.	Australia	7,700	492,235
Essilor International SA	France	9,250	578,665
Getinge AB, B	Sweden	23,020	509,536
Terumo Corp.	Japan	9,600	503,714
			2,084,150
Household Durables 2.1%			
[b]Urbi, Desarrollos Urbanos, SAB de CV	Mexico	233,500	451,876
Household Products 2.4%			
Reckitt Benckiser Group PLC	United Kingdom	10,650	522,367

28 | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010 *(continued)*

Franklin International Growth Fund	Country	Shares	Value
Common Stocks (continued)			
Insurance 4.8%			
Admiral Group PLC	United Kingdom	23,100	$ 525,191
QBE Insurance Group Ltd.	Australia	33,970	513,093
			1,038,284
Internet Software & Services 2.2%			
[b] MercadoLibre Inc.	Argentina	7,700	465,850
Life Sciences Tools & Services 2.3%			
[b] QIAGEN NV	Netherlands	26,700	496,047
Media 5.5%			
Eutelsat Communications	France	14,000	517,188
Pearson PLC	United Kingdom	43,450	674,594
			1,191,782
Personal Products 2.4%			
Hengan International Group Co. Ltd.	China	60,200	519,263
Professional Services 5.2%			
Experian PLC	United Kingdom	54,100	533,082
Societe Generale de Surveillance Holdings SA	Switzerland	420	589,806
			1,122,888
Real Estate Management & Development 2.4%			
Hang Lung Properties Ltd.	Hong Kong	125,000	518,181
Semiconductors & Semiconductor Equipment 2.5%			
ARM Holdings PLC	United Kingdom	104,500	538,463
Software 5.1%			
Nintendo Co. Ltd.	Japan	1,950	545,089
The Sage Group PLC	United Kingdom	146,400	549,004
			1,094,093
Specialty Retail 1.0%			
Inditex SA	Spain	3,300	218,270
Textiles, Apparel & Luxury Goods 4.5%			
Li Ning Co. Ltd.	China	142,000	470,740
Luxottica Group SpA, ADR	Italy	19,600	508,816
			979,556
Trading Companies & Distributors 2.7%			
Noble Group Ltd.	Hong Kong	472,318	573,075
Total Common Stocks (Cost $19,464,050)			20,565,357
Short Term Investments (Cost $1,035,287) 4.8%			
Money Market Funds 4.8%			
[a,c] Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	1,035,287	1,035,287
Total Investments (Cost $20,499,337) 100.0%			21,600,644
Other Assets, less Liabilities (0.0)%[d]			(1,972)
Net Assets 100.0%			$21,598,672

Annual Report | 29

Franklin Global Trust

Statement of Investments, July 31, 2010 *(continued)*

Franklin International Growth Fund

See Abbreviations on page 52.

[a] Security has been deemed illiquid because it may not be able to be sold within seven days.
[b] Non-income producing.
[c] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
[d] Rounds to less than 0.1% of net assets.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Statement of Investments, July 31, 2010

Franklin International Small Cap Growth Fund	Country	Shares	Value
Common Stocks 91.6%			
Aerospace & Defense 1.1%			
Qinetiq PLC	United Kingdom	1,704,228	$ 3,305,088
Biotechnology 3.3%			
Genus PLC	United Kingdom	913,912	10,224,232
Capital Markets 4.0%			
ARA Asset Management Ltd.	Singapore	14,730,820	12,348,801
Chemicals 1.5%			
Symrise AG	Germany	190,700	4,747,101
Commercial Services & Supplies 5.9%			
De La Rue PLC	United Kingdom	402,300	4,633,220
Homeserve PLC	United Kingdom	393,882	13,472,848
			18,106,068
Distributors 0.3%			
Headlam Group PLC	United Kingdom	262,553	1,046,375
Diversified Consumer Services 3.3%			
Dignity PLC	United Kingdom	910,947	10,105,303
Diversified Financial Services 6.2%			
[a,b]Neovia Financial PLC	United Kingdom	8,137,600	7,692,902
[a]RHJ International	Belgium	1,342,821	11,410,642
			19,103,544
Electrical Equipment 5.3%			
Nexans SA	France	114,700	7,783,866
Prysmian SpA	Italy	494,200	8,360,299
			16,144,165
Hotels, Restaurants & Leisure 2.5%			
Paddy Power PLC	Ireland	210,321	7,642,224
Household Products 3.1%			
McBride PLC	United Kingdom	4,289,100	9,394,818
Insurance 9.3%			
[a]Arch Capital Group Ltd.	United States	103,779	8,121,745
Fairfax Financial Holdings Ltd.	Canada	26,400	10,519,924
Lancashire Holdings Ltd.	United Kingdom	1,156,260	9,751,485
			28,393,154
Leisure Equipment & Products 4.8%			
[a]Sankyo Co. Ltd.	Japan	167,000	8,173,204
Vitec Group PLC	United Kingdom	1,005,974	6,660,947
			14,834,151
Machinery 8.2%			
Pfeiffer Vacuum Technology AG	Germany	69,880	5,465,387
Rotork PLC	United Kingdom	559,233	13,267,264
Spirax-Sarco Engineering PLC	United Kingdom	259,800	6,371,401
			25,104,052

Annual Report | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Financial Statements

Statements of Assets and Liabilities

July 31, 2010

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$19,464,050	$275,602,232
Cost - Non-controlled affiliated issuers (Note 9)	—	7,654,576
Cost - Sweep Money Fund (Note 7)	1,035,287	—
Total cost of investments	$20,499,337	$283,256,808
Value - Unaffiliated issuers	$20,565,357	$294,434,779
Value - Non-controlled affiliated issuers (Note 9)	—	7,692,902
Value - Sweep Money Fund (Note 7)	1,035,287	—
Total value of investments	21,600,644	302,127,681
Cash	—	6,780,412
Receivables:		
Investment securities sold	—	88,280
Capital shares sold	13,117	2,827,626
Dividends	16,136	579,401
Other assets	27	148
Total assets	21,629,924	312,403,548
Liabilities:		
Payables:		
Investment securities purchased	—	5,046,453
Capital shares redeemed	19,017	225,168
Affiliates	7,684	136,144
Allocator Funds (Note 10)	—	4,460
Reports to shareholders	1,714	14,903
Accrued expenses and other liabilities	2,837	40,403
Total liabilities	31,252	5,467,531
Net assets, at value	$21,598,672	$306,936,017
Net assets consist of:		
Paid-in capital	$21,200,705	$288,489,804
Undistributed net investment income	182,527	2,027,999
Net unrealized appreciation (depreciation)	1,101,720	18,854,311
Accumulated net realized gain (loss)	(886,280)	(2,436,097)
Net assets, at value	$21,598,672	$306,936,017

Franklin Global Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

July 31, 2010

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Class A:		
Net assets, at value	$ 8,919,639	$ 69,739,109
Shares outstanding	1,053,336	4,652,862
Net asset value per share[a]	$8.47	$14.99
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.99	$15.90
Class C:		
Net assets, at value	$ 1,126,165	$ 10,378,056
Shares outstanding	134,438	699,041
Net asset value and maximum offering price per share[a]	$8.38	$14.85
Class R:		
Net assets, at value	$ 40,691	$ 2,717,628
Shares outstanding	4,816	181,656
Net asset value and maximum offering price per share	$8.45	$14.96
Advisor Class:		
Net assets, at value	$11,512,177	$224,101,224
Shares outstanding	1,356,363	14,922,661
Net asset value and maximum offering price per share	$8.49	$15.02

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

aForeign taxes withheld on dividends

$ 20,449 $

221,804

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 41

Franklin Global Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds’ Board of Trustees.

The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies on the Statement of Operations.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of July 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Funds may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Franklin Global Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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Franklin Global Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:

The Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin International Small Cap Growth Fund and receives from Advisers fees based on the average daily net assets of the fund.

b. Administrative Fees

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

c. Distribution Fees

The Funds’ Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

e. Transfer Agent Fees

For the year ended July 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

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Franklin Global Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

FT Services, FT Institutional, and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin International Growth Fund and the Franklin International Small Cap Growth Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses), for each class of the Fund do not exceed 1.15% and 0.95%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2010.

g. Other Affiliated Transactions

At July 31, 2010, Advisers owned 19.54% of the Franklin International Growth Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended July 31, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2010, the capital loss carryforwards were as follows:

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2010, the Franklin International Growth Fund deferred realized capital losses of $249,717.

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Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended July 31, 2010 and 2009, was as follows:

At July 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2010, were as follows:

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Franklin Global Trust

Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Franklin International Growth Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the fund’s investment in the Sweep Money Fund, management fees paid by the fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin International Small Cap Growth Fund for the year ended July 31, 2010, were as shown below.

10. SPECIAL SERVICING AGREEMENT

On May 1, 2010, the Franklin International Small Cap Growth Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds and the fund are either managed by Advisers or administered by FT Services. For the year ended July 31, 2010, the fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At July 31, 2010, 22.21% of the fund’s outstanding shares was held by one or more of the Allocator Funds.

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Notes to Financial Statements (continued)

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended July 31, 2010, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Global Trust

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

Franklin Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the “Funds”) at July 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2010

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Franklin Global Trust

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2010:

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2009, more than 50% of each of the fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2009, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

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Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

1. Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Franklin Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation.				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2000	130	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	87	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 59

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date depending on when a

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin International Growth Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Fund has been in operation for only one full year at the date of the Lipper report, which showed the 2009 total return of the Fund’s Class A shares to be in the highest performing quintile of such universe. The Board believes the Fund’s brief period of existence limited the meaningfulness of such performance record.

Franklin International Small Cap Growth Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the highest quintile of such universe for the previous three- and five-year periods. The Board was satisfied with the Fund’s comparative performance as shown in its Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of each Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund and Franklin International Growth Fund were at or below the medians of their respective Lipper expense groups and their actual total expense ratios in each case were in the least expensive quintiles of such expense groups. The Board was satisfied with the comparative expenses of such Funds.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the

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Franklin Global Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of each Fund were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of those Funds, based on their relatively small asset sizes on December 31, 2009.

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Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Funds’ financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

FRANKLIN GLOBAL TRUST

Investment Managers
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

FGT3 A 09/10

Item 2.  Code OF Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $163,171 for the fiscal year ended July 31, 2010 and $163,493 for the fiscal year ended July 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended July 31, 2010 and $6,000 for the fiscal year ended July 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended July 31, 2010 and $6,000 for the fiscal year ended July 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                        N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                       N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls And Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date  September 27, 2010

By /s/GASTON GARDEY

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date  September 27, 2010